EXHIBIT 10.5
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              IN THE UNITED STATES DISTRICT COURT
                 FOR THE DISTRICT OF COLORADO


Master File No. 95-B-1665


IN RE:  RESORT INCOME INVESTORS, INC., SECURITIES LITIGATION

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THIS DOCUMENT RELATES TO: ALL ACTIONS

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Case No.: 97-B-2252

PHILIP FRANK, as Trustee for the Trust Under the Will of Helen Frank, and JOSEPH E. ALPERT, derivatively on behalf of RESORT INCOME INVESTORS, INC.,

                    Plaintiffs,

vs.

CHRISTOPHER HEMMETER, MARK HEMMETER,
DANIEL D. LANE, and JOHN R. YOUNG,

                    Defendants,

and

RESORT INCOME INVESTORS, INC.,

                    Nominal Defendant.

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     SUMMARY NOTICE OF CLASS ACTION AND DERIVATIVE ACTION
               SETTLEMENTS AND HEARINGS THEREON

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TO:  (1) ALL PERSONS WHO PURCHASED SHARES OF RESORT INCOME INVESTORS, INC.
("RESORT") DURING THE PERIOD FROM MARCH 31, 1993 TO JUNE 29, 1995, INCLUSIVE ("CLASS PERIOD"); AND (2) ALL HOLDERS OF SHARES OF RESORT AS OF NOVEMBER __, 1997.

     YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of Colorado, dated __________, 1998, that hearings will be held on _______, 1998 at ___ _.m. in FRANK, ET AL. V. CHRISTOPHER HEMMETER, ET AL. (the "Derivative Actions") and in IN RE RESORT INCOME INVESTORS INC. SECURITIES LITIGATION (the "Class Action") before the Honorable Lewis T. Babcock, at the United States District Courthouse, 1929 Stout Street, Denver, Colorado 80294, Courtroom __, for the purpose of determining: (1) whether the proposed settlement of the Derivative Actions and the Class Action should be approved by the Court as fair, reasonable and adequate; (2) whether the Class was adequately represented by the named Class Action Plaintiffs and by Class Counsel; (3) whether the Derivative Actions and Class Action should each be dismissed with prejudice as set forth in the Stipulation of Settlement dated November __, 1997, which is on file with the Court; (4) whether the Plan of Distribution of the Class Action Fund among class members in the Class Action should be approved; and
(5) whether an application of Plaintiffs' Counsel for the payment of Attorneys' Fees and Expenses is reasonable and should be approved.

     IF YOU PURCHASED RESORT STOCK DURING THE PERIOD FROM MARCH 31, 1993 TO JUNE 29, 1995, INCLUSIVE, OR IF YOU HELD SHARES OF RESORT STOCK ON NOVEMBER __, 1997, YOUR RIGHTS MAY BE AFFECTED BY THIS LITIGATION AND THE PROPOSED SETTLEMENTS.

     This Notice is only a brief summary of important matters. If you have not received the detailed printed Notice of Class And Derivative Actions and Hearings On Proposed Settlement (the "Notice") and a copy of the Proof of Claim, you may obtain copies by writing to: Resort Income Investors Litigation, FRG Information Systems Corp., 823 United Nations Plaza, Suite 500, New York, NY l00l7.

     If you are a member of the Class, in order to share in the distribution of the Class Action Fund, you must submit a completed Proof of Claim no later than _________, 1998, establishing your entitlement to recovery. Class Members will be bound by any judgment rendered in the Class Action unless you mail a written request to be excluded, to the above address, received by _________, 1997. IF YOU ARE A CLASS MEMBER, AND DO NOT EXCLUDE YOURSELF AND DO NOT FILE A PROPER PROOF OF CLAIM, YOU WILL NOT SHARE IN THE SETTLEMENT, BUT YOU WILL BE BOUND BY ANY FINAL ORDER AND JUDGEMENT ENTERED BY THE COURT.

     Inquiries, other than for the forms of Notice and proof of Claim, may be made to Plaintiffs' Counsel; Co-Lead Counsel for plaintiffs in the Class Action are: Jonathan M. Plasse, Esq., Goodkind Labaton Rudoff & Sucharow LLP, 100 Park Avenue, New York, New York 10017; and Zachary Alan Starr, Esq., Starr & Holman LLP, 10 East 40th Street, 29th Floor, New York, New York 10016. Co-Lead Counsel for Record Holders in the Derivative Action are: Jeffrey Smith, Esq., Wolf Haldenstein Adler Freeman & Herz LLP, 270 Madison Avenue, New York, New York 10016; and Joshua Rubin, Abbey Gardy & Squitieri LLP, 212 East 39th Street, New York, New York 10016.

     PLEASE DO NOT CONTACT THE COURT OF THE CLERK'S OFFICE

Dated: ________________, 1997
                                   BY ORDER OF THE COURT
                                   UNITED STATES DISTRICT COURT
                                   FOR THE DISTRICT OF COLORADO